345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
The Latin America Dollar Income Fund, Inc.

                                                                    June 6, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of The Latin America Dollar Income Fund, Inc. (the "Fund") is to be held at 11:45 a.m., eastern time, on Tuesday, July 25, 1995 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect two Directors, consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants and consider the approval of the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and its investment manager, Scudder, Stevens & Clark, Inc. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully


/s/Lynn S. Birdsong                               /s/Edmond D. Villani
Lynn S. Birdsong                                  Edmond D. Villani
President                                         Chairman of the Board

- - --------------------------------------------------------------------------------
STOCKHOLDERS  ARE  URGED TO SIGN  THE  PROXY  CARD  AND MAIL IT IN THE  ENCLOSED
POSTAGE-PREPAID  ENVELOPE  SO AS TO  ENSURE A  QUORUM  AT THE  MEETING.  THIS IS
IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
- - --------------------------------------------------------------------------------

                   THE LATIN AMERICA DOLLAR INCOME FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Latin America Dollar Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Latin America Dollar Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at 11:45 a.m., eastern time, for the following purposes:

          (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

          (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1995.

          (3) To approve or disapprove the continuance of the Investment Advisory, Management and Administration Agreement between the Fund and Scudder, Stevens & Clark, Inc.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 30, 1995 are entitled to vote at the meeting and any adjournments thereof.



                                             By order of the Board of Directors,
                                                  Thomas F. McDonough, Secretary
June 6, 1995

- - --------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed  addressed  envelope  which requires no postage and is intended for your  convenience.  Your prompt  return of the enclosed  proxy card may save the
Fund the  necessity and expense of further  solicitations  to ensure a quorum at the Annual  Meeting.  If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
- - --------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Latin America Dollar Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at 11:45 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 6, 1995, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for proposal (3), which requires the approval of a specified percentage of the outstanding shares of the Fund or of such shares present at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on May 30, 1995, (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 5,971,635 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1994, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                            (1) ELECTION OF DIRECTORS

     Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

     The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II--Nominees to serve until 1998 Annual Meeting of Stockholders:
- - --------

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----
 Robert J. Boyd (50)          President  and  Director,  GLB Research,        1992              --              --
                              Inc. Mr. Boyd serves on the board of one
                              additional fund managed by Scudder.




 Ronaldo A. da Frota          Director  and Chief  Executive  Officer,        1992          1,227           less than
     Nogueira (56)            IMF Editora Ltda. (financial publisher).                                      1/4 of 1%
                              Mr.  Nogueira serves on the boards of an
                              additional   three   funds   managed  by
                              Scudder.


                                       4

Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes I and III do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

 Class I--Directors serving until 1997 Annual Meeting of Stockholders:
 -------
                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 Lynn S. Birdsong (48)*+      President; Managing Director of Scudder,       1992              --              --
                              Stevens  &  Clark,   Inc.  Mr.  Birdsong
                              serves on the  boards  of an  additional
                              seven funds managed by Scudder.

 Robert J. Callander (64)     Visiting  Professor/Executive-in-  Resi-       1992            100           less than
                              dence,    Columbia    Business   School,                                     1/4 of 1%
                              Columbia    University;    Former   Vice
                              Chairman,  Chemical Banking Corporation;
                              Director,  ARAMARK  Corporation;  Barnes
                              Group  Inc.;   Beneficial   Corporation;
                              Omnicom Group, Inc.; Member,  Council on
                              Foreign Relations.  Mr. Callander serves
                              on the boards of an additional two funds
                              managed by Scudder.




                                       5

 Class III--Directors serving until 1996 Annual Meeting of Stockholders:
 ---------
                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    April 30, 1995(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 George M. Lovejoy, Jr.       Chairman Emeritus, Meredith & Grew, Inc.       1992            965           less than
     (65)                     Mr.  Lovejoy  serves on the boards of an                                     1/4 of 1%
                              additional 11 funds managed by Scudder.

 Dr. Susan Kaufman            Managing   Director,   Council   of  the       1992              --              --
     Purcell (52)             Americas;   Vice   President,   Americas
                              Society;  Director,  Valero Energy Corp.
                              Dr.  Purcell  serves on the boards of an
                              additional two funds managed by Scudder.

 Edmond D. Villani            Chairman  of the  Board;  President  and       1992            500           less than
     (48)* +                  Managing Director of Scudder,  Stevens &                                     1/4 of 1%
                              Clark,  Inc. Mr.  Villani  serves on the
                              boards of an additional 15 funds managed
                              by Scudder.  All  Directors and Officers
                              as a group 2,792 less than 1/4 of 1%

- - --------------------------

* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Villani and Birdsong are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both.



                                       6

+ Messrs. Villani and Birdsong are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers, directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the
"SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1994, all filing requirements applicable to its Reporting Persons were complied with, except that Form 3 on behalf of Margaret D. Hadzima and Richard A. Holt were filed late.

     To the best of the Fund's knowledge, as of April 30, 1995 no person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met eight times during the fiscal year ended October 31, 1994. Each Director attended at least 75% of the total number of meetings of Board of Directors and of all committees of the Board on which they served as regular members.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee consisting of those Directors who are unaffiliated persons of the Fund or of Scudder ("Noninterested Directors"), as defined in the 1940 Act, which met once during the Fund's last fiscal year. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Nominating Committee

     The Board has a Special Nominating Committee consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on March 2, 1995 to consider and to nominate the nominees set forth above.

Executive Officers

     In addition to Messrs. Villani and Birdsong, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;      Year First Became
          Name (Age)           Principal Occupation or Employment (1)   an Officer (2)
          ----------           --------------------------------------   --------------
 Paul J. Elmlinger (36)        Vice President and Assistant                  1992
                               Secretary; Principal of Scudder,
                               Stevens & Clark, Inc.

 Jerard K. Hartman (62)        Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.

 David S. Lee (61)             Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.

 Pamela A. McGrath (41)        Vice President and Assistant                  1992
                               Treasurer; Principal of Scudder,
                               Stevens & Clark, Inc.

 Juris Padegs (63)             Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.

 Kathryn L. Quirk (42)         Vice President and Assistant                  1992
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.

 Lincoln Y. Rathnam (46)       Vice President; Managing Director of          1992
                               Scudder, Stevens & Clark, Inc.

 M. Isabel Saltzman (40)       Vice President; Principal of Scudder,         1992
                               Stevens & Clark, Inc.

 Edward J. O'Connell (50)      Treasurer; Principal of Scudder,              1992
                               Stevens & Clark, Inc.

 Thomas F. McDonough (48)      Secretary; Principal of Scudder,              1992
                               Stevens & Clark, Inc.

 Coleen Downs Dinneen (34)     Assistant Secretary; Vice President           1993
                               of Scudder, Stevens & Clark, Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified and all other officers hold offices at the pleasure of the Directors.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $89,720 including expenses, during the fiscal year ended October 31, 1994. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per regular Directors' meeting attended and $250 per Directors' meeting held to declare dividends attended. Each such unaffiliated Director currently receives an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings, for which such Director receives a fee of $750). Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also Officers, Directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 11), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                              Compensation Table
                                     for the year ended December 31, 1994
- - -------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
        Name of Person,                               Pension or      Estimated Annual   Total Compensation
           Position                Aggregate     Retirement Benefits    Benefits Upon    From the Fund and
                                  Compensation    Accrued As Part of     Retirement         Fund Complex
                                 from the Fund      Fund Expenses                         Paid to Director
- - -------------------------------------------------------------------------------------------------------------
Robert J. Boyd,                    $13,450               N/A                 N/A              $24,500
Director                                                                                     (2 funds)

Robert Callander,                  $13,300               N/A                 N/A              $27,593
Director                                                                                     (3 funds)

George M. Lovejoy, Jr.,            $13,450               N/A                 N/A              $117,450
Director                                                                                     (12 funds)

Ronaldo A. da Frota Nogueira,      $13,450               N/A                 N/A              $54,997
Director                                                                                     (4 funds)

Dr. Susan Kaufman Purcell,         $13,450               N/A                 N/A              $37,500
Director                                                                                     (3 funds)

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

    (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held on May 16, 1995, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1995. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended October 31, 1994 were audited by Price Waterhouse LLP. In connection with its audit services, Price Waterhouse LLP reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

              (3) APPROVAL OR DISAPPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

     Scudder, Stevens & Clark, Inc. 345 Park Avenue, New York, New York, acts as investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement dated July 24, 1992 (the "Agreement"). The continuance of the Agreement was last approved by a vote of the stockholders on July 26, 1994. At a meeting held on May 16, 1995 called for the purpose of considering the Agreement, among other matters, the Directors of the Fund, including a majority of the Noninterested Directors, approved the continuance of the Agreement and recommended that the stockholders approve the continuance of the Agreement. The Agreement continues in effect by its terms from year to year only so long as its continuance is specifically approved at least annually by the vote of a majority of the Noninterested Directors cast in person at a meeting called for the purpose of voting on such approval, and either by vote of a majority of all the Directors or a majority of the Fund's outstanding voting securities, as defined on page 11. The Agreement may be terminated on 60 days' written notice, without penalty, by the Directors, by the vote of the holders of a majority of the Fund's outstanding voting securities, or by Scudder, and automatically terminates in the event of its assignment, as defined in the 1940 Act.

     In considering the Agreement and recommending its approval by the stockholders, the Directors of the Fund, including the Noninterested Directors, considered the best interests of the stockholders of the Fund and in light of their business judgment, took into account all such factors they deemed relevant.

     Such factors included the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to attract and retain capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the experience of Scudder in the field of international investing; Scudder's profitability from advising the Fund; comparative data as to investment performance, advisory fees and other fees, including administrative fees and expense ratios, particularly fees and expense ratios of funds with foreign investments advised by Scudder and other investment advisers; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as adviser of the Fund; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund; and various other factors.

     In reviewing the terms of the Agreement and in discussions with Scudder concerning such Agreement, the Noninterested Directors of the Fund have been advised and represented at the Fund's expense by independent counsel, Ropes & Gray. Counsel for the Fund is Willkie Farr & Gallagher.

     Under the Agreement, Scudder regularly provides the Fund with investment research, advice and supervision, furnishes an investment program and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to such policies and instructions as the Directors may determine. Scudder also provides certain administrative services.

     The Agreement provides that Scudder be paid a monthly fee, payable in U.S. dollars, at an annual rate of 1.20% of the average weekly net assets of the Fund. This fee is higher than management fees paid by most other investment companies which invest primarily in U.S. securities, because of the Fund's objective of investing in Latin American securities and the additional time and expenses required of Scudder in pursuing such an objective. For the fiscal year ended October 31, 1994, the aggregate investment management fee was $1,020,217.

     Under the Agreement, Scudder is permitted to provide investment advisory services to other clients, and, in providing such services, may use information furnished by others. Conversely, information furnished by others to Scudder in providing services to other clients may be useful to Scudder in providing services to the Fund.

     The Agreement provides that Scudder shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder in the performance of its duties or from reckless disregard by Scudder of its obligations and duties under the Agreement.

Required Vote

     Approval of the continuance of the Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities which, as used in this proposal means (1) the holders of more than 50% of the outstanding shares of the Fund or (2) the holders of 67% or more of the shares present if more than 50% of the shares are present at the Meeting in person or by proxy, whichever is less. Because approval of the Agreement by the Directors, including the Noninterested Directors, has been obtained, it is not required that the continuance of the Agreement be submitted to stockholders. Accordingly, if an affirmative vote of stockholders is not obtained, the Agreement will not terminate and will continue in effect for the time being, pending consideration by the Directors of such further action as they may deem to be in the best interests of the stockholders of the Fund. Your Fund's Directors recommend that stockholders vote to approve the continuance of the Agreement.

Investment Manager

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, Linda C. Coughlin#, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, Douglas M. Loudon#, John T. Packard+, Juris Padegs# and Cornelia M. Small# are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.
- - --------------------------
*  Two International Place, Boston, Massachusetts
#  345 Park Avenue, New York, New York
+  101 California Street, San Francisco, California
@  Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock; all Principals own nonvoting stock.

     Messrs. Villani and Birdsong, who are Officers and/or Directors of the Fund, are Managing Directors of Scudder. In addition, the following directors or officers of Scudder are Officers of the Fund in the following capacities: Jerard
K. Hartman, David S. Lee, Juris Padegs, Lincoln Y. Rathnam, and M. Isabel Saltzman, Vice Presidents; Kathryn L. Quirk and Paul J. Elmlinger, Vice Presidents and Assistant Secretaries; Pamela A. McGrath, Vice President and Assistant Treasurer; Edward J. O'Connell, Treasurer; Thomas F. McDonough, Secretary, and Coleen Downs Dinneen, Assistant Secretary. Messrs. Hartman, Lee, Padegs, Rathnam and Ms. Quirk are Managing Directors; Messrs. Elmlinger, O'Connell and McDonough, Ms. McGrath and Ms. Saltzman are Principals of Scudder and Ms. Dinneen is a Vice President of Scudder.

     Scudder or an affiliate manages in excess of $90 billion in assets for individuals, mutual funds and other organizations. The following are other open- or closed-end mutual funds with investment objectives similar to the Fund, for which Scudder provides investment management:

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Daily Net Assets
                 ----                      -------------            ---------------------------------
 Scudder International Bond Fund           $    940,400       0.85  of  1%;  0.80  of 1% on  net  assets  in
                                                              excess of $1 billion.

 Scudder Emerging Markets Income           $    129,600       1.00%.
 Fund+

                                         Total Net Assets
                                               as of                     Management Compensation
                                          April 30, 1995             on an Annual Basis Based on the
                 Name                      (000 omitted)            Value of Average Weekly Net Assets
                 ----                      -------------            ----------------------------------

 Scudder World Income Opportunities        $     41,300       1.20%.
 Fund, Inc.*

+ Scudder has agreed to maintain the total annualized expenses of the fund at not more than 1.50% of average daily net assets until February 29, 1996.

*    This fund is not subject to state imposed expense limitations.

     Directors, Officers and employees of Scudder from time to time may have transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions that have occurred were not influenced by existing or potential custodial or other Fund relationships.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a wholly- owned subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.

Other Matters

     The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586 to assist in the proxy solicitation. The cost of their services is estimated at $4,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 25, 1995, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1996 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, not later than January 31, 1996.


By order of the Board of Directors,

Thomas F. McDonough
Secretary


345 Park Avenue
New York, New York 10154

June 6, 1995

PROXY                                        THE LATIN AMERICA DOLLAR INCOME FUND, INC.                                        PROXY

                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                           Annual Meeting of Stockholders--July 25, 1995


     The undersigned  hereby appoints Lynn S. Birdsong and Edmond D. Villani and each of them, the proxies of the undersigned,  with the power of substitution to each of them, to vote all shares of The Latin America Dollar Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of  Stockholders  of The Latin America Dollar Income Fund,  Inc. to be held at the offices of
Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 25, 1995 at
11:45 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.   The election of Directors;

          FOR all nominees listed below                                         WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote for all nominees listed below  []

     Nominees: Robert J. Boyd and Ronaldo A. da Frota Nogueira

     (INSTRUCTION To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.   Ratification of the selection of Price Waterhouse LLP as independent accountants;         FOR []     AGAINST []     ABSTAIN []
                                                                                                     (continued on other side)

3.   Approval of the continuance of the Investment Advisory, Management and Ad-      FOR []     AGAINST []     ABSTAIN []
     ministration Agreement between the Fund and Scudder, Stevens & Clark, Inc.;

     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1995


                                        PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                                                       NO POSTAGE IS REQUIRED
